UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA (Address of principal executive offices)		02210 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On March 11, 2014, the following officers of the Registrant each entered into an individual sales plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading in shares of the Registrant’s Class A common stock (each, a “Plan”): Martin F. Roper, President and Chief Executive Officer; and Robert P. Pagano, Vice President – Brand Development. The maximum aggregate number of shares that may be sold pursuant to these Plans is 93,000 shares.

The purpose of each Plan is to provide liquidity and investment diversification. Once executed, transactions under each Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: March 14, 2014	/s/ Kathleen H. Wade
Kathleen H. Wade
Vice President-Legal &
Corporate Secretary
(Signature)*

*Print name and title of the signing officer under his signature.

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